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                            MFS(R) NEW DISCOVERY FUND

  Supplement to the Current Prospectus and Statement of Additional Information

         Effective April 14, 2000, the fund will no longer be available for sale to new shareholders, except for participants making contributions through retirement plans qualified under section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund. Consequently, purchase orders for fund shares by new shareholders received after April 14, 2000 will be rejected by the fund.


                 The date of this supplement is April 20, 2000.